Exhibit 10.19

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

Warrant No. W-

MEMBERSHIP INTEREST PURCHASE WARRANT

To Purchase          Class A Membership Interests of

DIPEXIUM PHARMACEUTICALS, LLC

THIS IS TO CERTIFY THAT                          or registered assigns (the “Holder”), is entitled, during the Exercise Period (as hereinafter defined), to purchase from Dipexium Pharmaceuticals, LLC, a limited liability company organized under the laws of the State of Delaware (the “Company”), the Warrant Units (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, at a purchase price of $60 per Warrant Unit (the “Warrant Price”), all on and subject to the terms and conditions hereinafter set forth.

1.                                      Definitions.  As used in this Warrant, the following terms have the respective meanings set forth below:

“Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Holder of Warrants, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.

“Bloomberg” means Bloomberg Financial Markets.

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.

“Class A Membership Interests” means the Class A Membership Interests of the Company as outstanding at any time or from time to time.

“Closing Date” means February 13, 2013, or such later date as the Holder executed the Purchase Agreement.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

“Exercise Period” means the period during which this Warrant is exercisable pursuant to Section 2.1(a).

“Expiration Date” means February 13, 2018.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

“Purchase Agreement” means that certain Securities Purchase Agreement, dated as of February 13, 2013, among the Company and the other parties named therein or who may in the future become a party thereof, and as the same may be amended, pursuant to which this Warrant was originally issued.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Transfer” means any disposition of any Warrant or Warrant Units or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

“Warrants” means this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Class A Membership Interests for which they may be exercised.

“Warrant Price” has the meaning set forth in the preamble.

“Warrant Units” means the        Class A Membership Interests to be purchased upon the exercise hereof, subject to adjustment as provided herein.

2.                                      Exercise of Warrant.

2.1.                            Manner of Exercise.

(a)                                 From and after the Closing Date, and until 5:00 P.M., New York time, on the Expiration Date (the “Exercise Period”), the Holder may exercise this Warrant, on any Business Day, for all or any part of the number of Warrant Units purchasable hereunder.

(b)                                 In order to exercise this Warrant, in whole or in part, the Holder shall deliver to the Company at its principal office or at the office or agency designated by the Company pursuant to Section 9, (i) a written notice of Holder’s election to exercise this Warrant, which notice shall specify the number of Warrant Units to be purchased and (ii) payment of the Warrant

Price as provided herein. Such notice shall be substantially in the form of the exercise notice appearing at the end of this Warrant as Exhibit A, duly executed by the Holder or its agent or attorney (the “Exercise Notice”). The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder unless this Warrant is being exercised in full to purchase (or acquire by Cashless Exercise as described below) the total number of Warrant Units issuable upon exercise of this Warrant. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter deliver to the address as specified in the Exercise Notice, a certificate, registered in the Company’s Class A Membership Interest register in the name of the Holder or its designee, for the number of Warrant Units to which the Holder is entitled pursuant to such exercise. No fractional Class A Membership Interests are to be issued upon the exercise of this Warrant, but rather the Company shall pay cash in lieu of any fraction of an interest, as provided in Section 2.2. The Class A Membership Interest certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the Holder shall request in the notice and shall be registered in the name of the Holder or if permitted pursuant to the terms of this Warrant such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a Holder of record of such Class A Membership Interest for all purposes, as of the date when the notice, together with the payment of the Warrant Price and this Warrant, is received by the Company as described above. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Units, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Class A Membership Interests called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

(c)                                  Payment of the Warrant Price may be made at the option of the Holder: (i) by certified or official bank check payable to the order of the Company, (ii) by wire transfer of immediately available funds to the account of the Company or (iii) in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Warrant Price, elect instead to receive upon such exercise the “Net Number” of Class A Membership Interests determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)

B

For purposes of the foregoing formula:

A= the total number of Class A Membership Interests with respect to which this Warrant is then being exercised.

B= the “Fair Market Value” (as defined below) of the Class A Membership Interests on the date immediately preceding the date of the Exercise Notice.

C= the Warrant Price for the Warrant Units at the time of such exercise.

For purposes of this Warrant, “Fair Market Value” shall mean a value per unit of each Class A Membership Interest as proscribed by the Company’s board of directors in good faith taking into account, among other things, industry standards for similarly situated companies and/or the most-recent offering price of any of the Company’s securities and/or other factors reasonably believed to relate, directly or indirectly, to the value of the Class A Membership Interests.

(d)                                 All Class A Membership Interests issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued and, upon payment of the Warrant Price, shall be fully paid and nonassessable and not subject to any preemptive rights.

2.2.                            Fractional Units. The Company shall not be required to issue a fractional units of Class A Membership Interests upon exercise of any Warrant. As to any fraction of a Class A Membership Interest which the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay an amount in cash equal to the Fair Market Value per Unit of Class A Membership Interests on the date of exercise multiplied by such fraction.

2.3.                            Restrictions on Exercise Amount.  The Holder of the Warrant shall be required to exercise at least one-half of the aggregate number of warrants held by such Holder (and his Affiliates) in each instance such Holder desires to effect an exercise under this Warrant until such time as any such Holder’s remaining Warrant Units (Class A Membership Interests underlying his Warrant) are less than 1% of the total Class A Membership Interests then outstanding; from and after which such Holder shall be required to exercise all remaining warrants in any one exercise.

3.                                      Transfer, Division and Combination.

3.1.                            Transfer. The Warrants and the Warrant Units shall be freely transferable, subject to compliance with this Section 3.1 and all applicable laws, including, but not limited to the Securities Act.  If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant or the resale of the Warrant Units, this Warrant or the Warrant Units, as applicable, shall not be registered under the Securities Act or are not eligible to be sold pursuant to Rule 144, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant or the Warrant Units as the case may be, furnish to the Company a written opinion of counsel that is reasonably acceptable to the Company to the effect that such transfer may be made without registration under the Securities Act, (ii) that the Holder or transferee execute and deliver to the Company an investment representation letter in form and substance acceptable to the Company and substantially in the form attached as Exhibit C hereto and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act. Transfer of this Warrant and all rights hereunder, in whole or in part, in accordance with the foregoing provisions, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company pursuant to Section 12, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Following a transfer that complies with the requirements of this Section 3.1, the Warrant may be exercised by a new Holder for the purchase of Class A Membership Interests regardless of whether the Company issued or registered a new Warrant on the books of the Company.

3.2.                            Restrictive Legends. Each certificate for Warrant Units initially issued upon the exercise of this Warrant, and each certificate for Warrant Units issued to any subsequent transferee of any such certificate, unless, in each case, such Warrant Units is eligible for resale without registration pursuant to Rule 144 (or any successor thereto) promulgated under the Securities Act, shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT OR (B) AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.”

In addition, the legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Warrant Units upon which it is stamped, if, unless otherwise required by applicable state securities laws, such Warrant Units is registered for sale under an effective registration statement filed under the Securities Act.

3.3.                            Division and Combination; Expenses; Books. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 3.1 as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. The Company shall prepare, issue and deliver at its own expense the new Warrant or Warrants under this Section 3. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

4.                                      Adjustments. The number of Class A Membership Interests for which this Warrant is exercisable, and the price at which such Class A Membership Interest may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with Sections 5.1 and 5.2.

4.1.                            Class A Membership Interest Dividends, Subdivisions and Combinations. If at any time while this Warrant is outstanding the Company shall:

(i)                                     declare a dividend or make a distribution on its outstanding Class A Membership Interests in Class A Membership Interests,

(ii)                                  subdivide its outstanding Class A Membership Interests into a larger number of Class A Membership Interests, or

(iii)                               combine its outstanding Class A Membership Interests into a smaller number of Class A Membership Interests, then:

(1)                                 the number of Class A Membership Interests acquirable upon exercise of this Warrant immediately after the occurrence of any such event shall be adjusted to equal the number of Class A Membership Interests which a record holder of the same number of Class A Membership Interests that would have been acquirable under this Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination would own or be entitled to receive after such record date or the effective date of such subdivision or combination, as applicable, and

(2)                                 the Warrant Price shall be adjusted to equal:

(A)                               the Warrant Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision or combination, multiplied by the number of Class A Membership Interests into which this Warrant is exercisable immediately prior to the adjustment, divided by

(B)                               the number of Class A Membership Interests into which this Warrant is exercisable immediately after such adjustment.

Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of Company members entitled to receive such dividend or distribution, and any adjustment pursuant to clauses (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

4.2                               Other Provisions Applicable to Adjustments. The following provisions shall be applicable to the making of adjustments of the number of Class A Membership Interests into which this Warrant is exercisable and the Warrant Price provided for in Section 4:

(b)  Fractional Interests. In computing adjustments under this Section 4, fractional interests in Class A Membership Interests shall be taken into account to the nearest 1/100th of a Class A Membership Interest.

4.3                               Transfer Taxes. The issue of certificates upon exercise of this Warrant shall be made without charge to the holder for any tax in respect of such issue. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Class A Membership Interests in any name other than that of the holder of this Warrant, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

5.                                      Notices to Warrant Holders.

5.1.                            Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Warrant Price, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder of this Warrant, furnish or cause to be furnished to such Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Warrant Price at the time in effect and (iii) the number of Class A Membership Interests and the amount, if any, which at the time would be received upon the exercise of Warrants owned by such Holder.

5.2.                            Notice of Corporate Action. The Company shall promptly notify each Holder if and to the extent any of the following occur:

(a)                                 there shall be any capital reorganization of the Company, any reclassification or recapitalization of any class of membership interests of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

(c)                                  there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company.

Such notice shall set forth the nature and timing of any such action or occurrence in reasonable detail and shall be delivered no more than fifteen (15) days prior to any such action or occurrence.

5.3.                            No Rights as Class A Member. This Warrant does not entitle the Holder to any voting or other rights as a Class A Member or other equity holder of the Company prior to exercise and payment for the Warrant Price in accordance with the terms hereof.

6.                                      No Impairment. The Company shall not by any action, including, without limitation, amending its certificate of formation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment.

7.                                      Registration Rights. The resale of the Warrant Units shall have the piggy-back registration rights in accordance with the terms and conditions contained in that certain Investor Rights Agreement dated of even date hereof, among the Holder, the Company and the other parties named therein (the “Investor Rights Agreement”).

8.                                      Loss or Mutilation. Upon receipt by the Company from the Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity or security reasonably satisfactory to it and reimbursement to the Company of all reasonable expenses incidental thereto and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to the Holder; provided, however, that in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

9.                                      Office of the Company. As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

10.                               Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase Class A Membership Interests, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Class A Membership Interests, whether such liability is asserted by the Company or by creditors of the Company.

11.                               Miscellaneous.

11.1.                     Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other material provision of this Warrant, the Company shall pay to the Holder such amounts as shall be sufficient to cover any third party costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

11.2.                     Notice Generally. All notices, requests, demands or other communications provided for herein shall be in writing and shall be given in the manner and to the addresses set forth in the Purchase Agreement.

11.3.                     Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

11.4.                     Amendment. This Warrant may be modified or amended or the provisions of this Warrant waived with the written consent of the Company and at least a majority in interest of the Warrant(s) then outstanding.

11.5.                     Severability. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

11.6.                     Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

11.7.                     Governing Law. This Warrant and the transactions contemplated hereby shall be deemed to be consummated in the State of New York and shall be governed by and interpreted in accordance with the local laws of the State of New York without regard to the provisions thereof relating to conflicts of laws. The Company and each Holder, respectively, hereby irrevocably consent to the exclusive jurisdiction of the State and Federal courts located in New York City, New York in connection with any action or proceeding arising out of or relating to this Warrant.

11.8                        Dispute Resolution.  In the case of a dispute as to the determination of the revised Warrant Price or the arithmetic calculation of the number of Warrant Units, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within ten (10) Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder.  If the Holder and the Company are unable to agree upon such determination or calculation of the revised Warrant Price or the Warrant Units within ten (10) Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within five (5) Business Days submit via facsimile the disputed determination of the revised Warrant Price and/or revised number of Warrant Units, as the case may be, to an independent, reputable investment bank or independent accounting firm, in either case, selected by the Company and approved by the Holder in Holder’s reasonable discretion (not to be unreasonably withheld or delayed).  The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten (10) Business Days from the time it receives the disputed determinations or calculations.  Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.  Under no circumstances will the Company be required to perform this exercise more than once for different Holders based on the same action or transaction giving rise to any revision to the Warrant Price or number of Warrant Units subject to this Warrant.

[Signature Page Follows]

IN WITNESS WHEREOF, Dipexium Pharmaceuticals, LLC has caused this Warrant to be executed by its duly authorized officer and attested by its Secretary.

Dated: February 13, 2013

DIPEXIUM PHARMACEUTICALS, LLC

By:
	Name:	David P. Luci
	Title:	Managing Partner

EXHIBIT A

EXERCISE NOTICE

[To be executed only upon exercise of Warrant]

1.                                      The undersigned hereby elects to purchase              Class A Membership Interests of Dipexium Pharmaceuticals, LLC pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such Class A Membership Interests in full.

2.                                      The undersigned hereby elects to convert the attached Warrant into Class A Membership Interests of Dipexium Pharmaceuticals, LLC through “cashless exercise” in the manner specified in the Warrant.  This conversion is exercised with respect to                                of the Class A Membership Interests covered by the Warrant.

3.                                      Please issue a certificate or certificates representing said Class A Membership Interests in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

[and, if such Class A Membership Interests shall not include all of the Class A Membership Interests issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the Class A Membership Interests issuable hereunder be delivered to the undersigned.]

(Name of Registered Owner)

(Signature of Registered Owner)

(Street Address)

(State) (Zip Code)

NOTICE: The signature on this subscription must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned registered owner of this Warrant for the purchase of Class A Membership Interests of Dipexium Pharmaceuticals, LLC hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of Class A Membership Interests set forth below:

(Name and Address of Assignee)

(Number of Class A Membership Interests)

and does hereby irrevocably constitute and appoint                          attorney-in-fact to register such transfer on the books of the Company, maintained for the purpose, with full power of substitution in the premises.

Dated:

(Print Name and Title)

(Signature)

(Witness)

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT C

FORM OF INVESTMENT REPRESENTATION LETTER

In connection with the acquisition of [warrants (the “Warrants”) to purchase          Class A Membership Interests of Dipexium Pharmaceuticals, LLC (the “Company”) (the “Class A Membership Interests”) upon the exercise of warrants by                 ], by                                (the “Holder”) from                           , the Holder hereby represents and warrants to the Company as follows:

The Holder (i) is an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”); and (ii) has the ability to bear the economic risks of such Holder’s prospective investment, including a complete loss of Holder’s investment in the Warrants and the Class A Membership Interests issuable upon the exercise thereof (collectively, the “Securities”).

The Holder, by acceptance of the Warrants, represents and warrants to the Company that the Warrants and all securities acquired upon any and all exercises of the Warrants (other than pursuant to a Cashless Exercise) are purchased for the Holder’s own account, and not with view to distribution of either the Warrants or any securities purchasable upon exercise thereof in violation of applicable securities laws.

The Holder acknowledges that (i) the Securities have not been registered under the Act, (ii) the Securities are “restricted securities” and the certificate(s) representing the Securities shall bear the following legend, or a similar legend to the same effect, until (i) such Securities are registered for resale under the Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel reasonably satisfactory to the Company to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Act and that such legend is no longer required, or (iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A:

“[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT OR (B) AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.*

* Bracketed language to be inserted if applicable.

IN WITNESS WHEREOF, the Holder has caused this Investment Representation Letter to be executed this      day of                      20      .

[Name]

By:
Name:
Title: